UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2016

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Income Fund Inc. for the six-month reporting period ended October 31, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2016

II	Western Asset Middle Market Income Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. However, the percentage of longer-term unemployed edged slightly higher over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.1% when the period began.

Western Asset Middle Market Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Q. Did Treasury yields trend higher or lower during the six months ended October 31, 2016?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields were relatively flat overall during the six months ended October 31, 2016. Two-year Treasury yields began the reporting period at 0.77% and ended the period at 0.86%. Their peak of 0.92% took place on May 24 and May 25, 2016 and their low of 0.56% occurred on July 5, 2016. Ten-year Treasury yields began the reporting period at 1.83% and ended the period at 1.60%. Their peak of 1.88% took place on May 2, 2016 and their low of 1.37% occurred on July 5 and July 8, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, Brexit and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, gained 1.51% during the six months ended October 31, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended October 31, 2016?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 7.59% for the six months ended October 31, 2016. The high-yield market posted positive returns during all six months of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment, stabilizing oil prices and the Fed reducing its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 5.71% during the six months ended October 31, 2016. While there were several bouts of weakness, the asset class generated positive returns during four of the six months of the reporting period. Supporting the asset class were stabilizing oil prices, accommodative

IV	Western Asset Middle Market Income Fund Inc.

global monetary policy and overall solid investor demand.

Performance review

For the six months ended October 31, 2016, Western Asset Middle Market Income Fund Inc. returned 16.76% based on its net asset value (“NAV”)vii. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexviii returned 13.52% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Average ix returned 9.66% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $45.00 per share. As of October 31, 2016, the Fund estimates that 86.7% of the distributions were sourced from net investment income and 13.3% constitutes a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2016 (unaudited)
Price Per Share	6-Month Total Return**
$779.45 (NAV)	16.76	%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

November 30, 2016

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section our website, www.lmcef.com (click on the name of the Fund).

Western Asset Middle Market Income Fund Inc.	V

Investment commentary (cont’d)

RISKS: An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term, and is not a trading vehicle. Fixed-income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser and approved by the Legg Mason North Atlantic Fund Valuation Committee. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Middle Market Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

viii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this Index.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and April 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude Real Estate and a Real Estate sector was created.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2016

Total Spread Duration
XWMFX	— 2.54 years
Benchmark	— 3.32 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

2	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2016

Total Effective Duration
XWMFX	— 2.24 years
Benchmark	— 3.33 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 114.0%
Consumer Discretionary — 20.7%
Diversified Consumer Services — 0.3%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	$640,000	$606,400	(a)
Hotels, Restaurants & Leisure — 11.4%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	2,500,000	2,087,500	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	4,000,000	4,040,000	(b)
Golden Nugget Inc., Senior Notes	8.500%	12/1/21	5,000,000	5,275,000	(a)(b)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	5,000,000	5,312,500	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,159,508	(a)(b)
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	220,000	241,725	(a)
Scientific Games Corp., Senior Subordiinated Notes	8.125%	9/15/18	1,330,000	1,341,637
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	4,990,000	5,052,375	(a)(b)
Total Hotels, Restaurants & Leisure				26,510,245
Household Durables — 2.5%
APX Group Inc., Senior Notes	8.750%	12/1/20	6,000,000	5,835,000	(b)
Leisure Products — 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,111,000	824,918	(a)(b)
Media — 1.7%
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	6,504,037	3,869,902	(a)(b)(c)
Multiline Retail — 0.8%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	740,000	614,200	(a)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	1,670,000	1,322,431	(a)(c)
Total Multiline Retail				1,936,631
Specialty Retail — 2.4%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	3,500,000	3,158,750	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,200,000	1,278,000	(a)(b)
HT Intermediate Holdings Corp., Senior Notes	12.000%	5/15/19	1,250,000	1,275,000	(a)(b)(c)
Total Specialty Retail				5,711,750
Textiles, Apparel & Luxury Goods — 1.3%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	3,020,000	3,035,100	(a)
Total Consumer Discretionary				48,329,946
Consumer Staples — 5.4%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,300,000	1,215,500	(a)(b)

See Notes to Financial Statements.

4	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 2.0%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	$4,750,000	$4,601,563	(a)(b)
Food Products — 1.1%
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,500,000	2,525,000	(a)
Tobacco — 1.8%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	5,000,000	4,193,750	(b)
Total Consumer Staples				12,535,813
Energy — 15.8%
Energy Equipment & Services — 2.1%
CGG, Senior Notes	6.500%	6/1/21	4,000,000	2,040,000
Pride International Inc., Senior Notes	7.875%	8/15/40	2,750,000	2,206,875
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,500,000	613,350	(a)(b)(d)(e)
Total Energy Equipment & Services				4,860,225
Oil, Gas & Consumable Fuels — 13.7%
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	10,119,000	5,616,045	*(b)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,379,000	2,337,367	(a)(b)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	7.000%	8/15/21	40,000	40,900	(a)
Magnum Hunter Resources Corp. Escrow	—	—	6,090,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	6.500%	3/15/21	500,000	433,750	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,500,000	1,245,000	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,000,000	1,545,000	(a)(b)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	4,465,000	4,130,125	(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,000,000	1,012,500
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,088,000	4,082,890	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	210,000	208,950
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,607,000	2,567,895	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,410,000	1,505,175	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	6.250%	6/1/24	720,000	759,600	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	500,000	511,250	(b)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	1,490,000	1,586,850
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	5,060,000	4,351,600	(b)(e)
Total Oil, Gas & Consumable Fuels				31,934,897
Total Energy				36,795,122

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Financials — 7.1%
Capital Markets — 1.5%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	$3,500,000	$3,491,250	(a)(b)
Consumer Finance — 3.5%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,718,475	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	4,500,000	3,397,500	(a)(b)
Total Consumer Finance				8,115,975
Diversified Financial Services — 2.1%
NewStar Financial Inc., Senior Notes	7.250%	5/1/20	5,000,000	5,025,000
Total Financials				16,632,225
Health Care — 10.7%
Biotechnology — 1.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	2,869,000	2,704,032	(a)(b)
Health Care Equipment & Supplies — 3.8%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	3,500,000	3,010,000
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	510,000	490,875	(a)
Immucor Inc., Senior Notes	11.125%	8/15/19	5,700,000	5,386,500	(b)
Total Health Care Equipment & Supplies				8,887,375
Health Care Providers & Services — 5.8%
BioScrip Inc., Senior Notes	8.875%	2/15/21	6,000,000	5,580,000	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	3,000,000	2,872,500
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,155,000	4,974,575	(b)
Total Health Care Providers & Services				13,427,075
Total Health Care				25,018,482
Industrials — 28.5%
Aerospace & Defense — 4.0%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,254,000	3,180,785	(a)(b)
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,241,000	1,304,601	(a)(e)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	4,872,000	4,908,540	(b)
Total Aerospace & Defense				9,393,926
Air Freight & Logistics — 1.5%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	3,685,000	3,528,388	(a)(b)
Building Products — 1.0%
Builders FirstSource Inc., Senior Notes	10.750%	8/15/23	2,000,000	2,310,000	(a)
Commercial Services & Supplies — 2.6%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,610,000	2,505,600	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	3,650,000	3,476,625	(b)
Total Commercial Services & Supplies				5,982,225

See Notes to Financial Statements.

6	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Construction & Engineering — 8.6%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	$5,000,000	$5,087,500	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	5,000,000	5,450,000	(a)(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,455,000	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	5,492,830	4,971,011	(a)(b)(c)
Total Construction & Engineering				19,963,511
Electrical Equipment — 2.5%
Interface Grand Master Holdings Inc., Senior Notes	19.000%	8/15/19	2,044,506	1,983,171	(c)(d)(e)
International Wire Group Inc., Senior Notes	10.750%	8/1/21	3,000,000	2,842,500	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,000,000	985,000	(a)(b)
Total Electrical Equipment				5,810,671
Machinery — 2.3%
Accuride Corp., Senior Secured Notes	9.500%	8/1/18	2,500,000	2,506,250
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	430,000	328,950	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	3,000,000	2,565,000	(a)
Total Machinery				5,400,200
Marine — 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	4,260,000	3,237,600	(a)
Road & Rail — 3.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,150,000	2,010,250	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	5,500,000	5,472,500	(a)(b)
Total Road & Rail				7,482,750
Trading Companies & Distributors — 0.7%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	2,500,000	1,650,000	(a)(b)
Transportation — 0.7%
Jack Cooper Enterprises Inc., Senior Notes	10.500%	3/15/19	5,601,177	1,512,318	(a)(b)(c)
Total Industrials				66,271,589
Information Technology — 2.5%
Electronic Equipment, Instruments & Components — 2.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,340,000	2,348,775	(b)
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	3,500,000	3,510,938	(b)
Total Information Technology				5,859,713

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Materials — 15.4%
Chemicals — 4.2%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	$1,500,000	$1,608,750	(a)(b)
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	6,271,000	6,913,778	(a)(b)
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	1,400,000	1,193,500	(a)(b)
Total Chemicals				9,716,028
Construction Materials — 1.2%
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	1,930,000	1,408,900	(a)(b)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	1,460,000	1,522,050
Total Construction Materials				2,930,950
Containers & Packaging — 4.9%
BWAY Holding Co., Senior Notes	9.125%	8/15/21	3,500,000	3,675,000	(a)(b)
Consolidated Container Co., LLC/Consolidated Container Capital Inc., Senior Notes	10.125%	7/15/20	4,000,000	4,060,000	(a)(b)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	3,890,000	3,607,975	(a)(b)
Total Containers & Packaging				11,342,975
Metals & Mining — 5.1%
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	5,230,000	5,354,212	(a)(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	6,303,000	6,492,090	(b)
Total Metals & Mining				11,846,302
Total Materials				35,836,255
Real Estate — 2.3%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	3,000,000	3,180,000	(b)
Real Estate Management & Development — 0.9%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	2,000,000	2,160,000
Total Real Estate				5,340,000
Telecommunication Services — 4.6%
Diversified Telecommunication Services — 2.4%
Cogent Communications Holdings Inc., Senior Notes	5.625%	4/15/21	1,750,000	1,763,125	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	2,000,000	1,622,500
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,000,000	670,000
Windstream Services LLC, Senior Notes	7.500%	6/1/22	1,500,000	1,425,000	(b)
Total Diversified Telecommunication Services				5,480,625
Wireless Telecommunication Services — 2.2%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	590,000	666,700	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	890,000	1,025,725	(a)(b)

See Notes to Financial Statements.

8	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	$815,000	$957,625
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,501,100	(b)
Total Wireless Telecommunication Services				5,151,150
Total Telecommunication Services				10,631,775
Utilities — 1.0%
Independent Power and Renewable Electricity Producers — 1.0%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	2,922,883	2,312,731	(b)
Total Corporate Bonds & Notes (Cost — $263,635,231)				265,563,651
Senior Loans — 21.2%
Consumer Discretionary — 5.2%
Diversified Consumer Services — 1.6%
Affinion Group Inc., Second Lien Term Loan	8.500%	10/31/18	4,000,000	3,673,332	(h)(i)
Hotels, Restaurants & Leisure — 1.5%
Affinity Gaming LLC, Second Lien Term Loan	—	9/14/24	3,490,000	3,420,200	(j)
Specialty Retail — 0.7%
Outerwall Inc., Second Lien Term Loan	9.750%	9/27/24	1,200,000	1,197,000	(h)(i)(j)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	690,000	569,250	(h)(i)
Total Specialty Retail				1,766,250
Textiles, Apparel & Luxury Goods — 1.4%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	4,481,949	3,294,232	(h)(i)
Total Consumer Discretionary				12,154,014
Consumer Staples — 3.3%
Food Products — 3.3%
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	4,000,000	3,615,000	(h)(i)
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	4,500,000	4,140,000	(h)(i)
Total Consumer Staples				7,755,000
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	571,698	568,839	(e)(h)(i)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	4,952,424	3,974,321	(h)(i)
Total Energy				4,543,160
Health Care — 2.4%
Health Care Equipment & Supplies — 1.0%
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	2,268,231	2,232,318	(h)(i)
Health Care Providers & Services — 1.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	3,266,667	3,246,250	(h)(i)
Total Health Care				5,478,568

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2016

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 2.2%
Aerospace & Defense — 0.2%
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	$492,500	$446,944	(h)(i)
Marine — 2.0%
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	4,887,342	4,752,940	(h)(i)
Total Industrials				5,199,884
Information Technology — 4.3%
Electronic Equipment, Instruments & Components — 1.7%
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	4,000,000	3,995,000	(h)(i)
Internet Software & Services — 2.2%
Ancestry.com Operations Inc., Second Lien Term Loan	—	10/11/24	4,940,000	5,026,450	(j)
IT Services — 0.4%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/9/20	1,313,900	967,359	(h)(i)
Total Information Technology				9,988,809
Utilities — 1.8%
Electric Utilities — 1.8%
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	1,000,000	977,500	(e)(h)(i)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	3,654,350	3,288,915	(e)(h)(i)
Total Utilities				4,266,415
Total Senior Loans (Cost — $50,584,797)				49,385,850

			Shares
Common Stocks — 1.6%
Energy — 1.6%
Oil, Gas & Consumable Fuels — 1.6%
Magnum Hunter Resources Corp. (Cost — $7,688,269)			312,368	3,748,416	*(e)
Convertible Preferred Stocks — 0.8%
Health Care — 0.8%
Pharmaceuticals — 0.8%
Allergan PLC (Cost — $2,041,812)	5.500%		2,500	1,922,500
Total Investments before Short-Term Investments (Cost — $323,950,109)				320,620,417
Short-Term Investments — 2.7%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost — $6,274,401)	0.233%		6,274,401	6,274,401
Total Investments — 140.3% (Cost — $330,224,510#)				326,894,818
Liabilities in Excess of Other Assets — (40.3)%				(93,937,372)
Total Net Assets — 100.0%				$232,957,446

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	The coupon payment on these securities is currently in default as of October 31, 2016.

(g)	Value is less than $1.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of October 31, 2016. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

October 31, 2016

Assets:
Investments, at value (Cost — $330,224,510)	$326,894,818
Cash	6,480
Interest receivable	7,233,016
Receivable for securities sold	1,783,902
Prepaid expenses	3,507
Total Assets	335,921,723

Liabilities:
Loan payable (Note 6)	94,000,000
Payable for securities purchased	8,514,700
Investment management fee payable	347,819
Interest payable	35,580
Directors’ fees payable	3,736
Accrued expenses	62,442
Total Liabilities	102,964,277
Total Net Assets	$232,957,446

Net Assets:
Par value ($0.001 par value; 298,874 shares issued and outstanding; 100,000,000 shares authorized)	$299
Paid-in capital in excess of par value	303,548,136
Undistributed net investment income	1,336,810
Accumulated net realized loss on investments	(68,598,107)
Net unrealized depreciation on investments	(3,329,692)
Total Net Assets	$232,957,446

Shares Outstanding	298,874

Net Asset Value	$779.45

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2016

Investment Income:
Interest	$15,898,079
Dividends	27,968
Total Investment Income	15,926,047

Expenses:
Investment management fee (Note 2)	1,967,814
Interest expense (Note 6)	503,332
Legal fees	75,139
Audit and tax fees	41,012
Transfer agent fees	36,540
Shareholder reports	31,915
Directors’ fees	29,215
Fund accounting fees	18,154
Insurance	2,404
Custody fees	1,204
Miscellaneous expenses	7,545
Total Expenses	2,714,274
Net Investment Income	13,211,773

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(11,516,519)
Change in Net Unrealized Appreciation (Depreciation) From Investments	33,871,186
Net Gain on Investments	22,354,667
Increase in Net Assets From Operations	$35,566,440

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	13

Statements of changes in net assets

For the Six Months Ended October 31, 2016 (unaudited) and the Year Ended April 30, 2016	2016	2016

Operations:
Net investment income	$13,211,773	$27,578,654
Net realized loss	(11,516,519)	(49,926,430)
Change in net unrealized appreciation (depreciation)	33,871,186	(14,917,626)
Increase (Decrease) in Net Assets From Operations	35,566,440	(37,265,402)

Distributions to Shareholders From (Note 1):
Net investment income	(13,912,785)	(28,679,760)
Decrease in Net Assets From Distributions to Shareholders	(13,912,785)	(28,679,760)

Fund Share Transactions:
Reinvestment of distributions (1,674 and 2,898 shares issued, respectively)	1,233,808	2,135,424
Cost of shares repurchased through tender offer (15,458 and 7,993 shares repurchased, respectively) (Note 5)	(11,525,260)	(5,343,720)
Decrease in Net Assets From Fund Share Transactions	(10,291,452)	(3,208,296)
Increase (Decrease) in Net Assets	11,362,203	(69,153,458)

Net Assets:
Beginning of period	221,595,243	290,748,701
End of period*	$232,957,446	$221,595,243
*Includes undistributed net investment income of:	$1,336,810	$2,037,822

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$35,566,440
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(103,756,482)
Sales of portfolio securities	66,772,884
Net purchases, sales and maturities of short-term investments	(6,274,401)
Payment-in-kind	(674,761)
Net amortization of premium (accretion of discount)	(1,757,654)
Decrease in receivable for securities sold	6,099,950
Increase in interest receivable	(195,789)
Increase in prepaid expenses	(1,805)
Increase in payable for securities purchased	8,514,700
Increase in investment management fee payable	72,872
Decrease in Directors’ fees payable	(1,105)
Increase in interest payable	19,109
Decrease in accrued expenses	(54,278)
Net realized loss on investments	11,516,519
Change in net unrealized appreciation (depreciation) of investments	(33,871,186)
Net Cash Used in Operating Activities*	(18,024,987)

Cash Flows From Financing Activities:
Distributions paid on common stock	(12,678,977)
Increase in loan payable	41,000,000
Payment for shares repurchased through tender offer	(11,525,260)
Net Cash Provided by Financing Activities	16,795,763
Net Decrease in Cash	(1,229,224)
Cash at Beginning of Period	1,235,704
Cash at End of Period	$6,480

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$(1,233,808)

*	Included in operating expenses is cash of $484,223 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	15

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2016[1,2]	2016[1]	2015[1,3]

Net asset value, beginning of period	$708.75	$915.01	$998.00 [4]

Income (loss) from operations:
Net investment income	42.97	86.64	50.82
Net realized and unrealized gain (loss)	72.73	(202.90)	(92.81)
Total income (loss) from operations	115.70	(116.26)	(41.99)

Less distributions from:
Net investment income	(45.00) [5]	(90.00)	(41.00)
Total distributions	(45.00)	(90.00)	(41.00)

Net asset value, end of period	$779.45	$708.75	$915.01
Total return, based on NAV[6]	16.76%	(12.74)%	(4.11)%

Net assets, end of period (000s)	$232,957	$221,595	$290,749

Ratios to average net assets:
Gross expenses	2.34%[7]	1.83%	1.55%[7]
Net expenses	2.34 [7]	1.83	1.55 [7]
Net investment income	11.40 [7]	11.20	7.99 [7]

Portfolio turnover rate	22%	39%	29%

Supplemental data:
Loan Outstanding, End of Period (000s)	$94,000	$53,000	$53,000
Asset Coverage Ratio for Loan Outstanding[8]	348%	518%	649%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,478	$5,181	$6,486
Weighted Average Loan (000s)	$82,446	$53,000	$40,118 [9]
Weighted Average Interest Rate on Loan	1.21%	1.00%	0.89%[9]

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended October 31, 2016 (unaudited).
[3]	For the period August 26, 2014 (commencement of operations) to April 30, 2015.
[4]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.
[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.
[9]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

16	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

18	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$36,181,772	$613,350	$36,795,122
Industrials	—	64,288,418	1,983,171	66,271,589
Other corporate bonds & notes	—	162,496,940	—	162,496,940
Senior Loans:
Consumer discretionary	—	10,387,764	1,766,250	12,154,014
Energy	—	3,974,321	568,839	4,543,160
Industrials	—	4,752,940	446,944	5,199,884
Utilities	—	—	4,266,415	4,266,415
Other senior loans	—	23,222,377	—	23,222,377
Common stocks	—	3,748,416	—	3,748,416
Convertible preferred stocks	$1,922,500	—	—	1,922,500
Total long-term investments	$1,922,500	$309,052,948	$9,644,969	$320,620,417
Short-term investments†	6,274,401	—	—	6,274,401
Total investments	$8,196,901	$309,052,948	$9,644,969	$326,894,818

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Energy		Industrials
Balance as of April 30, 2016	—		$1,872,444
Accrued premiums/discounts	—		9,311
Realized gain (loss)[1]	—		—
Change in unrealized appreciation (depreciation)[2]	—		81,174
Purchases	$0	*	20,242
Sales	—		—
Transfers into Level 3[3]	613,350		—
Transfers out of Level 3	—		—
Balance as of October 31, 2016	$613,350		$1,983,171
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[2]	—		$81,174

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

	Senior Loans
Investments In Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Industrials	Materials	Utilities	Total
Balance as of April 30, 2016	$519,750	$7,922,500	$4,453,871	$2,407,750	—	$693,550	$3,287,246	$21,157,111
Accrued premiums/discounts	671	16,290	143,860	16,298	—	23,906	6,306	216,642
Realized gain (loss)[1]	—	—	(2,133,567)	4,567	—	15,836	312	(2,112,852)
Change in unrealized appreciation (depreciation)[2]	10,279	(183,790)	2,073,014	225,695	—	30,259	26,101	2,262,732
Purchases	1,235,550	—	2,044,898	—	—	16,438	965,000	4,282,128
Sales	—	—	(2,038,916)	(421,992)	—	(779,989)	(18,550)	(3,259,447)
Transfers into Level 3[3]	—	—	—	—	$446,944	—	—	1,060,294
Transfers out of Level 3[4]	—	(7,755,000)	(3,974,321)	(2,232,318)	—	—	—	(13,961,639)
Balance as of October 31, 2016	$1,766,250	—	$568,839	—	$446,944	—	$4,266,415	$9,644,969
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2016[2]	$10,279	—	$11,513	—	—	—	$26,101	$129,067

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets

20	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2016, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

22	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) serve as an additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a fee for their services at no additional expense to the Fund. Each of Western Asset Limited, Western Singapore and Western Japan receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$103,756,482
Sales	66,772,884

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,300,085
Gross unrealized depreciation	(21,629,777)
Net unrealized depreciation	$(3,329,692)

4. Derivative instruments and hedging activities

During the six months ended October 31, 2016, the Fund did not invest in derivative instruments.

5. Tender offers

On February 16, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the outstanding common stock (“Shares”) or 7,993 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on February 29, 2016 and expired on March 30, 2016.

On April 5, 2016, the Fund announced the final results of the tender offer. A total of 16,981 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,993 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 47% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on April 4, 2016. The purchase price of properly tendered Shares was $668.55 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on March 30, 2016. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On May 17, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s Shares or 7,816 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 6, 2016 and expired on July 6, 2016.

On July 13, 2016, the Fund announced the final results of the tender offer. A total of 15,637 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,816 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 50% of Shares for each stockholder who properly tendered shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted shares on July 12, 2016. The purchase price of properly tendered Shares was

24	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

$720.59 per Share, equal to the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 6, 2016. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On August 12, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 7,642 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commerced on September 6, 2016 and expired on October 5, 2016.

On October 13, 2016, the Fund announced the final results of the tender offer. A total of 14,286 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,642 Shares, the tender offer was oversubscribed. Therefore in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 53% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on October 12, 2016. The purchase price of properly tendered Shares was $771.15 per Share, equal to the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 5, 2016. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the six months ended October 31, 2016 was $503,332. For the six months ended October 31, 2016, the Fund had an average daily loan balance outstanding of $82,445,652 and the weighted average interest rate was 1.21%. At October 31, 2016, the Fund had $94,000,000 of borrowings outstanding.

Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

7. Distribution subsequent to October 31, 2016

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
12/23/2016	12/30/2016	$22.50

8. Deferred capital losses

As of April 30, 2016, the Fund had deferred capital losses of $56,651,082, which have no expiration date, that will be available to offset future taxable capital gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

10. Subsequent events

The Fund announced on November 11, 2016 that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding shares of common stock. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund intends to commence its tender offer on or about December 5, 2016, with the expiration of the tender offer currently expected to be January 4, 2017.

Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2017.

26	Western Asset Middle Market Income Fund Inc. 2016 Semi-Annual Report

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 30170, College Station, TX 77842-3170 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 211 Quality Circle, Suite 210 College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

Western Asset Middle Market Income Fund Inc.	27

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX107256 12/16 SR16-2923

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8(b)	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2016